                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 22, 1998
                Date of Report (Date of earliest event reported)


                          NHANCEMENT TECHNOLOGIES INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-21999                 84-1360852
          --------                       -------                 ----------
(State or Other Jurisdiction    (Commission File Number)   (IRS Employer Identification
      of Incorporation)                                                No.)


                              39420 Liberty Street
                                    Suite 250
                                Fremont, CA 94538
                                -----------------
          (Address of principal executive offices, including zip code)

                                 (510) 744-3333
                                 --------------
              (Registrant's telephone number, including area code)




This current report on Form 8-K dated June 22, 1998 (the "Report"), relates to the Registrant's completion of the acquisition (the "Acquisition") of one hundred percent (100%) of all the issued and fully paid up shares of Infotel Technologies (Pte) Ltd, a corporation organized and existing under the laws of Singapore ("Infotel"). As a result of the Acquisition, Infotel became a wholly-owned subsidiary of the Registrant on June 22, 1998, the effective date of the Acquisition.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    (a) Pursuant to an Agreement for the Sale of Shares in Infotel Technologies
(Pte) Ltd ("Infotel") between NHancement Technologies Inc., a Delaware corporation ("NHancement" or the "Company"), and the five individuals ("Infotel Shareholders") who owned one hundred percent (100%) of all of the issued and fully paid up shares of Infotel, dated as of January 19, 1998 (the "Original Agreement"), as amended by three Supplemental Agreements, dated as of April 2, 1998, April 22, 1998 and June 22, 1998, respectively (individually "Supplement No. 1," "Supplement No. 2" and "Supplement No. 3," and collectively with the Original Agreement referred to as the "Agreement"), NHancement purchased one hundred percent (100%) of the shares of Infotel (the "Acquisition"). Consummation of the Acquisition, pursuant to the Agreement, occurred on June 22, 1998. As a result of the Acquisition, Infotel has become a wholly-owned subsidiary of NHancement. Infotel is a provider and integrator of infrastructure communications equipment products, providing radar system integration, turnkey project management services and test instrumentation, as well as a portfolio of communication equipment in Asia.

         The consideration paid to the Infotel Shareholders in connection with the Acquisition consisted of cash in the amount of S$3,750,000 (US$2,325,000 at a translation rate of 1.62) and 432,500 shares of Common Stock of NHancement ("NHancement Shares"), paid to each Infotel Shareholder pro rata proportional to his Infotel share ownership. Additionally, the Infotel Shareholders have the opportunity to receive up to a maximum of S$3,200,000 (approximately US$ 1,844,000 at current rates) in additional cash payments if Infotel exceeds certain minimum profit levels for its next two fiscal years ending June 30, 1998 and 1999. All NHancement Shares distributed to the Infotel Shareholders pursuant to the Agreement were issued by NHancement in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and are subject to restrictions on transferability under the 1933 Act. In addition, the NHancement Shares are subject to a lock-up provision prohibiting transfer of fifty percent (50%) of the shares for one year following the effective date of the Original Agreement, and prohibiting transfer of the remaining fifty percent (50%) until the second anniversary of the effective date of the Original Agreement.

         Pursuant to the Agreement, the transaction was to have been consummated on or before March 16, 1998 (the "Completion Date"), or such later date as agreed to by the parties. Based upon the exchange rate in effect on the initial March Completion Date of 1.65 Singapore Dollars to the United States Dollar, the cash consideration initially payable to the Infotel Shareholders under the Agreement was approximately US$2,273,000 (the "Initial Cash Consideration"). The Company was unable to raise the Initial Cash Consideration by the Completion Date. Pursuant to Supplement No. 1 between the Company and the Infotel Shareholders, the Infotel Shareholders agreed to defer the Completion Date to April 13, 1998. As consideration for such deferral, the Company agreed to pay to each of the Infotel Shareholders' interest on the Initial Cash Consideration for the period from March 16 through April 13, 1998, at the rate of 2% above the prime lending rate of the Development Bank of Singapore Ltd. (the "prime rate"). In addition, the Company agreed that the liability of the Infotel Shareholders for breach of their warranties under the Agreement would be limited to the period prior to March 16, 1998.

         The Company was also unable to raise the Initial Cash Consideration by April 13, 1998. Pursuant to Supplement No. 2 between the Company and the Infotel Shareholders, the Infotel Shareholders again agreed to defer the Completion Date, this time to and including June 24, 1998. As consideration for such deferral, the Company agreed to pay to each of the Infotel Shareholders interest on the Initial Cash Consideration at the rate of three percent (3%) above the prime rate, for the period from April 14 through June 24, 1998. In addition, among other things, the Company agreed to further limitations on the Infotel Shareholders' liability for breach of their warranties for the period from April 14 to June 24, 1998.

         The Infotel Shareholders also required that the Company deposit S$1,500,000 in an attorneys' interest-bearing account. If for any reason the Company had not been able to complete the Acquisition by June 24, 1998, then S$500,000, plus accrued interest thereon, from the deposit would have been paid to the Infotel Shareholders as a non-refundable break-up fee, with the balance being returned to the Company. Additionally, the Agreement would have terminated and the Vendors would not have been responsible for any of their obligations under the




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Agreement. However, as a result of the Company's having raised by June 22, 1998 the additional cash necessary to pay the Initial Cash Consideration, the entire S$1,500,000, exclusive of accrued interest, was paid to the Infotel Shareholders as a partial payment of the Initial Cash Consideration, with the balance coming from other funds of the Company, including the bridge loan funds described below. The accrued interest was paid to the Infotel Shareholders as additional consideration.

         The 432,500 shares of Common Stock issued to the Infotel Shareholders are subject to a possible upward adjustment if the Company's Common Stock is trading on the Nasdaq SmallCap Market System, or any other public exchange, at below US$5.00 per share on either of the first or second anniversary dates of the June Completion Date. The Infotel Shareholders may also receive additional cash performance payments of up to a maximum of S$3,200,000 (approximately US$1,844,000 at current rates) if Infotel meets certain after tax profit goals for its fiscal years ending June 30, 1998 and 1999. Additionally, the Company has agreed to provide up to S$300,000 (approximately US$181,800) as incentive bonuses payable to Infotel's key employees if Infotel meets certain profit targets for its fiscal years ending June 30, 1998, 1999 and 2000.

         In connection with the closing of the Acquisition, the Company entered into Supplement No. 3 to the Agreement, pursuant to the terms of which the Company agreed to pay to certain of the Infotel Shareholders cash in the aggregate amount of S$500,000 (approximately US$300,000 at current rates) in the event that the Company is unable to secure the release of certain personal guarantees of existing Infotel loan obligations made by such Infotel Shareholders. The Company is obligated to make such payments if the guarantees are not discharged by July 22, 1998. Additionally, the Company agreed that during the pendency of such personal guarantees, no dividends will be declared or paid by Infotel and Infotel's moneys will not be lent to or be applied towards the working capital needs of Nhancement (and additionally will not be used in contravention of any Singapore regulatory restrictions affecting same).

         The funds used to acquire Infotel were derived from working capital and the proceeds of a bridge loan financing that closed in separate closings held on June 12, 1998 and June 15, 1998. Under the terms of the bridge loan made by the holders of Series A Convertible Preferred Stock (the "Preferred Stockholders") and certain members of management, NHancement borrowed funds in the aggregate amount of $1,400,000.

         Interest is payable on the promissory notes evidencing this debt at a rate of 10% per annum. Funds loaned to the Company by the Preferred Stockholders totaled $750,000. The notes payable to the Preferred Stockholders provide for repayment on the earlier of the closing of the next tranche of the Company's Series A Convertible Preferred Stock in accordance with the terms of the Securities Purchase Agreement dated April 13, 1998 or 90 days from the date of the loan. The principal amount of the promissory notes payable to the Preferred Stockholders may be applied against the purchase price of the additional Series A Convertible Preferred Stock available for purchase under the Securities Purchase Agreement entered into between the Company and the Preferred Stockholders, subject to receipt of certain approvals by the stockholders of the Company with respect to the issuance of shares of the Common Stock of the Company into which the shares of Series A Convertible Preferred Stock are convertible.

         Funds loaned to the Company by members of management totaled $650,000. Of this amount, $125,000, $225,000 and $300,000 were loaned to NHancement by Esmond T. Goei, Chairman of the Board and Chief Executive Officer of the Company, Douglas S. Zorn, Executive Vice President and Chief Financial Officer of the Company, and James S. Gillespie, formerly the President of Voice Plus, Inc. and currently a member of the Board of Directors of the Company, respectively. The notes payable to management provide for repayment within 90 days from the date of the loan. In the event of any partial repayment, partial repayments are to be apportioned as follows: (i) the first $75,000 of any partial repayment is to be paid first to Mr. Gillespie, (ii) the next $200,000 of any partial repayment is to be paid equally to Mr. Gillespie and Mr. Zorn and
(iii) the remaining payments are to be pro rated equally among all three members of management until these loans have been repaid in full.

         (b)      Not applicable.



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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

    (a)        FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
               Exhibit 99.1 hereto incorporates by reference from the Company's Registration Statement on Form S-3 (Commission File No. 333-52709) the audited and unaudited financial statements of Infotel Technologies (Pte) Ltd required to be filed for the periods specified in Rule 3-05 of Regulation S-X.

    (b)        PRO FORMA FINANCIAL INFORMATION.
               Exhibit 99.2 hereto incorporates by reference from the Company's Registration Statement on Form S-3 (Commission File No. 333-52709) the pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X.

    (c)        Exhibits



    Exhibit
    Number     Description
    2.1        Agreement relating to the sale and purchase of 500,000 ordinary shares in the capital of Infotel Technologies (Pte) Ltd
               ("Infotel"), dated as of January 19, 1998, by and between the
               Company and the stockholders of Infotel (the "Sale Agreement"), incorporated by reference to the document bearing the same exhibit number as contained in the Company's Registration
               Statement on Form S-3 (Commission File No. 333-52709), as
               initially filed with the Securities and Exchange Commission on
               May 14, 1998.

    2.2        Letter agreement amending the Sale Agreement, dated as of April
               2, 1998, by and between the Company and the stockholders of Infotel ("Supplement No. 1"), incorporated by reference to the document bearing the same exhibit number as contained in the Company's Registration Statement on Form S-3 (Commission File No.
               333-52709), as initially filed with the Securities and Exchange
               Commission on May 14, 1998.

    2.3 Form of letter agreement amending the Sale Agreement, as amended by Supplement No. 1, dated as of April 22, 1998, by and between the Company and the stockholders of Infotel ("Supplement No. 2"), incorporated by reference to the document bearing the same exhibit number as contained in the Company's Registration
               Statement on Form S-3 (Commission File No. 333-52709), as initially filed with the Securities and Exchange Commission on May 14, 1998.

    2.4 Letter agreement amending the Sale Agreement, as amended by Supplement No. 1 and Supplement No. 2, dated as of June 22, 1998, by and between the Company and the stockholders of Infotel.

    4.1 Form of certificate evidencing Common Stock, $.01 par value, of the Company, incorporated by reference to the document bearing the same exhibit number as contained in Registrant's Registration
               Statement on Form SB-2 (Commission File No. 333-15563), as filed with the Securities and Exchange Commission on November 5, 1996.

    10.1 Promissory Note, dated as of June 15, 1998, in the original principal amount of $375,000, payable by the Company to AMRO
               INTERNATIONAL S.A. ("Amro").

    10.2 Promissory Note, dated as of June 15, 1998, in the original principal amount of $375,000, payable by the Company to Endeavour
               Capital Fund S.A. ("Endeavour").

    10.3       Letter agreement, dated as of June 15, 1998, amending Securities
               Purchase Agreement, dated as of April 13, 1998, by and among the Company, Amro and Endeavour.

    10.4 Letter agreement, dated as of June 12, 1998, by and among the Company, Esmond T. Goei, Douglas S. Zorn and James S. Gillespie.

    10.5 Promissory Note, dated as of June 12, 1998, in the original principal amount of $125,000, payable by the Company to Esmond T.
               Goei.

    10.6 Promissory Note, dated as of June 12, 1998, in the original principal amount of $225,000, payable by the Company to Douglas
               S. Zorn.

    10.7 Promissory Note, dated as of June 12, 1998, in the original principal amount of $300,000, payable by the Company to James S.
               Gillespie.

    99.1 Infotel Technologies (Pte) Ltd Audited Financial Statements for the Years Ended June 30, 1996 and 1997 (with unaudited information as of March 31, 1998 and for the three and nine months ended March 31, 1997 and 1998), is incorporated by reference to pages F-1 to F-20 of pre-effective Amendment No. 1 to the Company's Registration Statement on Form S-3 (Commission
               File No. 333-52709), as filed with the Securities and Exchange
               Commission on June 1, 1998.

    99.2       Pro Forma Combined Condensed Financial Statements (unaudited) of
               Infotel Technologies (Pte) Ltd and NHancement Technologies Inc.
               as of March 31, 1998, for the nine months ended March 31, 1998 and for the year ended December 31, 1997, incorporated by reference to pages PF-1 to PF-8 of pre-effective Amendment No. 1 to the Company's Registration Statement on Form S-3 (Commission
               File No. 333-52709), as filed with the Securities and Exchange
               Commission on June 1, 1998.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NHancement Technologies Inc.


Date:  July 6, 1998               By:     /s/  Douglas S. Zorn
                                      -----------------------------------------
                                      Douglas S. Zorn, Executive Vice President
                                             and Chief Financial Officer



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

                                INDEX TO EXHIBITS


    EXHIBIT
    NUMBER     DESCRIPTION
    ------     -----------
    2.1        Agreement relating to the sale and purchase of 500,000 ordinary shares in the capital of Infotel Technologies (Pte) Ltd
               ("Infotel"), dated as of January 19, 1998, by and between the
               Company and the stockholders of Infotel (the "Sale Agreement"), incorporated by reference to the document bearing the same exhibit number as contained in the Company's Registration
               Statement on Form S-3 (Commission File No. 333-52709), as
               initially filed with the Securities and Exchange Commission on
               May 14, 1998.

    2.2        Letter agreement amending the Sale Agreement, dated as of April
               2, 1998, by and between the Company and the stockholders of Infotel ("Supplement No. 1"), incorporated by reference to the document bearing the same exhibit number as contained in the Company's Registration Statement on Form S-3 (Commission File No.
               333-52709), as initially filed with the Securities and Exchange
               Commission on May 14, 1998.

    2.3 Form of letter agreement amending the Sale Agreement, as amended by Supplement No. 1, dated as of April 22, 1998, by and between the Company and the stockholders of Infotel ("Supplement No. 2"), incorporated by reference to the document bearing the same exhibit number as contained in the Company's Registration
               Statement on Form S-3 (Commission File No. 333-52709), as initially filed with the Securities and Exchange Commission on May 14, 1998.

    2.4 Letter agreement amending the Sale Agreement, as amended by Supplement No. 1 and Supplement No. 2, dated as of June 22, 1998, by and between the Company and the stockholders of Infotel.

    4.1 Form of certificate evidencing Common Stock, $.01 par value, of the Company, incorporated by reference to the document bearing the same exhibit number as contained in Registrant's Registration
               Statement on Form SB-2 (Commission File No. 333-15563), as filed with the Securities and Exchange Commission on November 5, 1996.

    10.1 Promissory Note, dated as of June 15, 1998, in the original principal amount of $375,000, payable by the Company to AMRO
               INTERNATIONAL S.A. ("Amro").

    10.2 Promissory Note, dated as of June 15, 1998, in the original principal amount of $375,000, payable by the Company to Endeavour
               Capital Fund S.A. ("Endeavour").

    10.3       Letter agreement, dated as of June 15, 1998, amending Securities
               Purchase Agreement, dated as of April 13, 1998, by and among the Company, Amro and Endeavour.

    10.4 Letter agreement, dated as of June 12, 1998, by and among the Company, Esmond T. Goei, Douglas S. Zorn and James S. Gillespie.

    10.5 Promissory Note, dated as of June 12, 1998, in the original principal amount of $125,000, payable by the Company to Esmond T.
               Goei.

    10.6 Promissory Note, dated as of June 12, 1998, in the original principal amount of $225,000, payable by the Company to Douglas
               S. Zorn.

    10.7 Promissory Note, dated as of June 12, 1998, in the original principal amount of $300,000, payable by the Company to James S.
               Gillespie.

    99.1 Infotel Technologies (Pte) Ltd Audited Financial Statements for the Years Ended June 30, 1996 and 1997 (with unaudited information as of March 31, 1998 and for the three and nine months ended March 31, 1997 and 1998), is incorporated by reference to pages F-1 to F-20 of pre-effective Amendment No. 1 to the Company's Registration Statement on Form S-3 (Commission
               File No. 333-52709), as filed with the Securities and Exchange
               Commission on June 1, 1998.





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99.2           Pro Forma Combined Condensed Financial Statements (unaudited) of
               Infotel Technologies (Pte) Ltd and NHancement Technologies Inc. as of March 31, 1998, for the nine months ended March 31, 1998 and for the year ended December 31, 1997, incorporated by reference to pages PF-1 to PF-8 of pre-effective Amendment No. 1 to the Company's Registration Statement on Form S-3 (Commission File No. 333-52709), as filed with the Securities and Exchange Commission on June 1, 1998.







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